SHAREHOLDER LETTER

Your Fund's Objective: Franklin Multi-Income Trust seeks to provide high, current income consistent with preservation of capital.

This annual report for Franklin Multi-Income Trust covers the 12-month period ended March 31, 2000.

During the 12 months under review, the domestic economy expanded beyond expectations, stoking inflationary fears that prompted the Federal Reserve Board (the Fed) to raise interest rates five times. The repeated interest-rate hikes complicated the environment for high yield bonds and utility company equities, the two asset classes representing the majority of the Trust's holdings. While companies with high yield debt generally benefited from strong economic growth, rising interest rates largely outweighed improving corporate sector fundamentals. The risk premium for high yield bonds, as measured by the interest-rate spread over U.S. Treasuries, increased during the period and remained high by historical standards through the period's close. Utility equities, as a group, fared marginally better, but electric utilities suffered due to the sector's sensitivity to interest rates.

CONTENTS

Shareholder Letter .........  1
Performance Summary ........  6
Dividend Reinvestment and
Cash Purchase Plan .........  8
Annual Meeting
of Shareholders ............ 12
Financial Highlights &
Statement of Investments ... 14
Financial Statements ....... 19
Notes to
Financial Statements ....... 23
Independent
Auditors' Report ........... 26
Tax Designation ............ 27


All portfolio holdings mentioned in the report are listed by their complete legal titles in the Trust's Statement of Investments (SOI), which is a complete listing of the Trust's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 15.

[PORTFOLIO BREAKDOWN PIE CHART]

Corporate Bonds     49.49%
Utilities Stocks    40.93%
Misc. Equities &
 Preferred Stocks    5.54%
Convertible Bonds    1.75%
Foreign Currency
 Denominated Bonds   0.41%
Cash & Other
 Net Assets          1.88%



High yield bonds and electric utilities equities generated returns over the 12-month period of 0.0% and -12.0%, respectively, negatively impacting the Trust's performance.(1) However, despite recent sector underperformance, we believe ongoing deregulation should benefit utilities equities over the medium to long term, and this sector's performance should improve as interest-rate volatility abates. In addition, high yield valuations are low by historical standards, and our focus on growth-oriented companies should benefit the Trust going forward as corporate fundamentals remain healthy.

SECTOR DISCUSSIONS

TELECOMMUNICATIONS

The telecommunications sector was again one of the strongest in the high yield universe during the Trust's annual period. Increasing Internet usage drove growing demand for data services, creating tremendous opportunities for companies with solid business plans that were able to provide this capacity. The Trust sought to take advantage of this demand for bandwidth by initiating positions in PSINet, an Internet service provider that is evolving into an Internet supercarrier, and Williams Communications, a wholesale provider of Internet services. Due to the high elasticity of demand, as the cost of bandwidth comes down, demand grows at an increasing rate. The Trust expects to benefit from this positive dynamic and from the Internet's enduring growth.

(1) Sources: Chase High Yield Global Index; Standard and Poor's(R) Electric Companies Index.

WIRELESS

The wireless sector experienced solid growth during the period, as the U.S. penetration rate, the number of users, increased from 25% of the population at the end of 1998 to approximately 31% at the end of 1999. Because the overall industry revenue pie continued to expand, many companies were able to generate strong revenue growth despite competitive pricing pressures. During the reporting period, Nextel made significant strides signing up subscribers, and also raised additional liquidity to fund the build-out of its network. The Trust swapped out of short-term Nextel bonds and into longer-term securities to more fully participate in Nextel's expected upside. In addition, the Trust initiated a position in Nextel Partners, a Nextel affiliate focusing on the acceleration of the company's network build-out in smaller markets. Consolidation also boosted the sector, and the Trust took advantage of this trend by initiating a position in VoiceStream Wireless, a leading consolidator in personal communications services (PCS).

BROADCASTING & MEDIA

The broadcasting and media sectors benefited from strong advertising revenues and the robust domestic economy. Consolidation remained a prevalent trend as many companies sought to improve their cost structures and gain operating efficiencies through mergers and acquisitions. AMFM, a leading domestic broadcaster, is one beneficiary of the propensity toward consolidation. AMFM agreed to be acquired by ClearChannel, an investment grade media consolidator, and this should improve AMFM's credit profile once the merger is completed.

TOP 10 HOLDINGS
3/31/00

                                     % OF TOTAL
COMPANY                                 MARKET
SECTOR (SECURITY TYPE)                  VALUE

Enron Corp.                             4.78%
Utility (stock)

New Century Energies Inc.               2.47%
Utility (stock)

Duke Energy Corp.                       2.31%
Utility (stock)

FPL Group Inc.                          2.31%
Utility (stock)

Unicom Corp.                            2.26%
Utility (stock)

U.S. West Inc.                          2.15%
Utility (stock)

Southern Co.                            1.93%
Utility (stock)

Reliant Energy Inc.                     1.92%
Utility (stock)

Millicom International
Cellular SA                             1.85%
Telecommunications (bond)

Texas Utilities Co.                     1.75%
Utility (stock)


DIVIDEND DISTRIBUTIONS
4/1/99 - 3/31/00

                    DIVIDEND
MONTH               PER SHARE

April               6.4 cents

May                 6.4 cents

June                6.4 cents

July                6.4 cents

August              6.4 cents

September           5.6 cents

October             5.6 cents

November            5.6 cents

December            5.6 cents

January             5.6 cents

February            5.6 cents

March               5.6 cents

TOTAL              71.2 CENTS


ELECTRIC UTILITIES

Electric utility deregulation represented the dominant trend in this sector during the period. Overall, deregulation will impact 60%-70% of each integrated electric company's assets, and this change is forcing many company managements to alter their business plans in anticipation of a more competitive landscape. Another of the Trust's investment strategies, and one that is starting to be recognized in the marketplace, entails investing in companies that have unregulated investments of significant "hidden" value, which we believe are not fully reflected in company valuations. Two such companies, Montana Power and Puget Sound Energy, were Trust holdings on March 31, 2000.

Despite deregulation's positive effects, equity valuations within the utilities industry suffered from detrimental market forces, particularly the rise in interest rates during the year under review. Historically, higher interest rates have negatively affected utilities companies' stock valuations, and this was the case over the past 12 months. However, we are still positive about electric utilities' fundamentals. We believe over the next few years electric companies could have higher earnings growth prospects through innovation and technological change, as have the gas and communications industries.

WHAT'S AHEAD

We expect the domestic economy's expansion to continue over the near term as few signs of slowing are evident. Although inflation, as measured by the Consumer Price Index, remains low by historical standards, it increased from a 1.8% annual pace at the beginning of the period to 3.2% at its close, sparking concerns from the Fed that the economy may be overheating. While the Fed may continue to raise short-term interest rates over the near term, intermediate- and long-term rates have already started moving back down over the past couple of months and we suspect that the worst may be behind us. Economic strength is likely to help many high yield and utilities companies execute their business plans, producing solid results, and our outlook for corporate sector fundamentals remains optimistic. Valuations of high yield bonds and utilities stocks are attractive on a historical basis, and with fundamentals for both asset classes still favorable, the Trust expects to continue to find attractive investment opportunities in the near to intermediate term.

Sincerely,


Christopher J. Molumphy
Portfolio Manager
Franklin Multi-Income Trust


This discussion reflects our views, opinions and portfolio holdings as of March 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Trust. Our strategies and the Trust's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

2. Distribution rate is based on an annualization of the Trust's 5.6 cent per share March monthly dividend and the NYSE closing price of $7.00 on March 31, 2000.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Trust invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

ONE-YEAR PERFORMANCE SUMMARY
AS OF 3/31/00

Distributions will vary based on earnings of the Trust's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions according to the terms specified in the Trust's dividend reinvestment and cash purchase plan.

One-Year Total Return                 +0.48% Based on change in Net Asset Value
                                      -12.29% Based on change in Market Price on
                                             the New York Stock Exchange (NYSE)
Net Asset Value (NAV)                  $8.97 (3/31/00)     $10.05 (3/31/99)
Change in NAV                         -$1.08
Market Price (NYSE)                    $7.00 (3/31/00)     $9.00 (3/31/99)
Change in Market Price                -$2.00
Distributions (4/1/99 - 3/31/00)      Dividend Income           $0.7120
                                      Long-Term Capital Gain    $0.2412
                                      Total                     $0.9532


ADDITIONAL PERFORMANCE

                                                                                      INCEPTION
                                                 1-YEAR      5-YEAR       10-YEAR     (10/9/89)
Cumulative Total Return(1)

 Based on change in
   net asset value                               +0.48%     +60.84%      +227.52%     +217.91%

 Based on change in
   market price                                 -12.29%     +37.95%      +167.21%     +131.13%

Average Annual Total Return (1)

 Based on change in
   net asset value                               +0.48%      +9.97%       +12.60%      +11.68%

 Based on change in
   market price                                 -12.29%      +6.65%       +10.33%       +8.33%

Distribution Rate(2)                 9.60%

Franklin Multi-Income Trust paid distributions derived from long-term capital gains of 24.12 cents ($0.2412) per share in November 1999. The Trust hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

For updated performance figures, call Franklin Templeton at 1-800/342-5236.

Past performance does not guarantee future results.

PORTFOLIO OPERATIONS

CHRISTOPHER J. MOLUMPHY

Senior Portfolio Manager
Franklin Advisers, Inc.

Christopher Molumphy earned his Bachelor of Arts degree in economics from Stanford University and his master's degree in finance from the University of Chicago. He has been with Franklin Advisers, Inc. since 1988. Mr. Molumphy is a Chartered Financial Analyst and a member of several securities industry associations. He has managed Franklin Multi-Income Trust since 1991.

DIVIDEND REINVESTMENT
AND CASH PURCHASE PLAN

The Trust's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you a prompt and simple way to reinvest dividends and capital gain distributions in shares of the Trust. The Plan also allows you to purchase additional shares of the Trust by making voluntary cash payments. PFPC Global Fund Services (the "Plan Agent"), 101 Federal Street, Boston, Massachusetts 02110, acts as your Plan Agent in administering the Plan. The complete Terms and Conditions of the Dividend Reinvestment and Cash Purchase Plan are contained in the Trust's Dividend Reinvestment and Cash Purchase Plan Brochure. A copy of that Brochure may be obtained from the Trust at the address on the back cover of this report.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Trust declares a dividend or capital gain distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Trust purchased on your behalf by the Plan Agent.

The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Trust. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to Franklin Multi-Income Trust and sent to PFPC Global Fund Services, 101 Federal Street, Boston, Massachusetts 02110.

Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Trust which are purchased in the open market.

The Plan Agent will invest cash payments on approximately the 15th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payment date. Under no circumstances will interest be paid on your funds held by the Plan Agent. Accordingly, you should send any voluntary cash payments which you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than 2 business days before an investment date. Payments received less than 2 business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you. You may obtain a refund of any cash payment by written notice, if the Plan Agent receives the written notice not less than 48 hours before an investment date.

There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent's fees are paid by the Trust. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.

The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, shareholders generally will be treated as having received a distribution equal to the cash distribution that would have been paid.

The Trust does not issue new shares in connection with the Plan. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value you will receive shares at a price greater than net asset value per share in connection with purchases through the Plan.

You will receive a monthly account statement from the Plan Agent, showing total dividends and capital gain distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you.

You may withdraw from the Plan at any time, without penalty, by notifying the Plan Agent in writing at the address above. If you withdraw from the Plan, you may specify either: (a) that you wish to receive, without charge, stock certificates issued in your name for all full shares; or (b) that you prefer the Plan Agent to sell your shares and send you the proceeds less brokerage commissions and a $5.00 fee. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.

The Trust or the Plan Agent may amend or terminate the Plan. You will receive written notice at least 90 days before the effective date of termination or of any amendment. In the case of termination, you will receive written notice at least 90 days before the record date of any dividend or capital gain distribution by the Trust.

FRANKLIN MULTI-INCOME TRUST
MINUTES OF THE ANNUAL
SHAREHOLDERS' MEETING

At an Annual Meeting of Shareholders of Franklin Multi-Income Trust (the "Fund") held on October 7, 1999, shareholders approved the following:

1. Regarding the proposal to elect nominees for Trustees:

                                             WITHHELD OR        BROKER
TRUSTEES                   SHARES FOR          ABSTAIN         NON-VOTE

Frank H. Abbott, III        3,678,099          86,825              0

Harris J. Ashton            3,679,905          85,019              0

Gordon S. Macklin           3,680,205          84,719              0

2. Regarding the proposal to ratify the selection of PricewaterhouseCoopers LLP, as independent auditors for the Fund's fiscal year ending March 31, 2000:

 SHARES               SHARES             WITHHELD          BROKER
   FOR                AGAINST           OR ABSTAIN        NON-VOTE

3,642,710             45,829              76,385              0

3. Regarding the proposal to eliminate the Fund's fundamental investment restriction regarding investment in other investment companies:

 SHARES               SHARES             WITHHELD          BROKER
   FOR                AGAINST           OR ABSTAIN        NON-VOTE

2,860,330             136,909             117,627          650,058

4. Regarding the proposal to amend the Fund's fundamental investment restriction regarding lending:

 SHARES               SHARES             WITHHELD          BROKER
   FOR                AGAINST           OR ABSTAIN        NON-VOTE

2,818,000             186,738             110,128          650,058

5. Regarding the proposal to grant the proxyholders the authority to vote upon any other business that may properly come before the Meeting or any adjournments thereof:

 SHARES               SHARES             WITHHELD          BROKER
   FOR                AGAINST           OR ABSTAIN        NON-VOTE

3,450,972             115,506             198,446             0

FRANKLIN MULTI-INCOME TRUST
Financial Highlights


                                                                                  Year Ended March 31,
                                                        -----------------------------------------------------------------------
                                                          2000           1999            1998            1997            1996
                                                        -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................    $  10.04        $  11.98        $  10.34        $  10.61        $   9.60
                                                        -----------------------------------------------------------------------
Income from investment operations:
 Net investment income ............................         .71             .76             .72             .79             .78
 Net realized and unrealized gains (losses) .......        (.84)          (1.70)           2.18              --            1.11
                                                        -----------------------------------------------------------------------
Total from investment operations ..................        (.13)           (.94)           2.90             .79            1.89
                                                        -----------------------------------------------------------------------
Less distributions from:
 Net investment income ............................        (.70)           (.76)           (.74)           (.77)           (.77)
 In excess of net investment income ...............          --            (.01)           (.03)             --              --
 Net realized gains ...............................        (.24)           (.23)           (.49)           (.29)           (.11)
                                                        -----------------------------------------------------------------------
Total distributions ...............................        (.94)          (1.00)          (1.26)          (1.06)           (.88)
                                                        -----------------------------------------------------------------------
Net asset value, end of year ......................    $   8.97        $  10.04        $  11.98        $  10.34        $  10.61
                                                        -----------------------------------------------------------------------
Market value, end of year(a) ......................    $  7.000        $  9.000        $ 11.000        $  9.375        $  9.000
                                                        =======================================================================
Total return (based on market value per share)(b)..      (12.29)%         (9.58)%         32.57%          16.24%          12.87%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................     $ 52,559        $ 58,827        $ 70,190        $ 60,594        $ 62,153
Ratios to average net assets:
 Expenses ........................................         3.30%           3.07%           3.00%           3.14%           3.21%
 Net investment income ...........................         7.33%           6.87%           6.47%           7.48%           7.53%
Portfolio turnover rate ..........................        30.42%          24.31%          45.31%          44.40%          35.06%
Total debt outstanding at end of year (000's) ....     $ 16,000        $ 16,000        $ 16,000        $ 16,000        $ 16,000
Asset coverage per $1,000 of debt ................     $  3,285        $  3,677        $  4,387        $  3,787        $  3,885
Average amount of notes per share during the year      $   2.73        $   2.73        $   2.73        $   2.73        $   2.73

(a) Based on the last sale on the New York Stock Exchange.

(b) Total return is not annualized for periods less than one year.

See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
STATEMENT OF INVESTMENTS, MARCH 31, 2000



                                                                 SHARES/
                                                                 WARRANTS       VALUE
    COMMON STOCKS AND WARRANTS 55.3%
    CONSUMER SERVICES .1%
    Marriott International Inc., A .........................       1,052      $   33,138
                                                                              ----------
    ENERGY MINERALS 1.6%
    Ultramar Diamond Shamrock Corp. ........................      33,300         844,988
                                                                              ----------
    NON-ENERGY MINERALS
 (a)Gulf States Steel Inc., wts., 4/15/03 ..................       1,000               1
                                                                              ----------
    PRODUCER MANUFACTURING .9%
 (a)Anacomp Inc. ...........................................      20,565         320,043
 (a)Harvard Industries Inc. ................................      27,466         137,330
                                                                              ----------
                                                                                 457,373
                                                                              ----------
    TELECOMMUNICATIONS 4.1%
    BellSouth Corp. ........................................      24,000       1,128,000
    GTE Corp. ..............................................      10,000         710,000
 (a)Loral Space & Communications Ltd., wts., 1/15/07 .......       1,000           4,831
    SBC Communications Inc. ................................       7,000         294,000
                                                                              ----------
                                                                               2,136,831
                                                                              ----------
    UTILITIES 48.6%
    Allegheny Energy Inc. ..................................      20,000         551,250
    American Electric Power Co. Inc. .......................      17,500         521,719
    CMS Energy Corp. .......................................      13,400         242,875
    Conectiv Inc. ..........................................       1,200          21,000
    Constellation Energy Group Inc. ........................      28,800         918,000
    Dominion Resources Inc. ................................      30,000       1,153,125
    DPL Inc. ...............................................      30,948         686,659
    DTE Energy Co. .........................................      37,050       1,074,450
    Duke Energy Corp. ......................................      29,800       1,564,500
    Enron Corp. ............................................      43,252       3,238,494
    Entergy Corp. ..........................................      40,000         807,500
    FirstEnergy Corp. ......................................      20,000         412,500
    Florida Progress Corp. .................................      10,000         458,750
    FPL Group Inc. .........................................      33,900       1,561,519
    Montana Power Co. ......................................      15,000         960,000
    New Century Energies Inc. ..............................      55,700       1,674,481
    Northwestern Corp. .....................................      11,700         241,313
    PECO Energy Co. ........................................      20,900         770,688
    Pinnacle West Capital Corp. ............................      36,400       1,026,025
    Puget Sound Energy Inc. ................................      25,000         554,688
    Reliant Energy Inc. ....................................      55,400       1,298,438
    SCANA Corp. ............................................      12,621         310,003
    Sempra Energy ..........................................       3,202          53,634
    Southern Co. ...........................................      60,000       1,305,000
    Texas Utilities Co. ....................................      40,000       1,187,500
    U.S. West Inc. .........................................      20,000       1,452,500
    Unicom Corp. ...........................................      42,000       1,533,000
                                                                              ----------
                                                                              25,579,611
                                                                              ----------
    TOTAL COMMON STOCKS AND WARRANTS (COST $24,744,655) ....                  29,051,942
                                                                              ----------

FRANKLIN MULTI-INCOME TRUST
STATEMENT OF INVESTMENTS, MARCH 31, 2000 (CONT.)




                                                                                     SHARES          VALUE
                                                                                     ------          -----
    PREFERRED STOCKS 1.7%
    Sinclair Capital, 11.625%, pfd. (COST $1,000,000) ........................        10,000      $  905,000
                                                                                                  ----------
    CONVERTIBLE PREFERRED STOCKS 2.9%
    REAL ESTATE .3%
    Host Marriott Corp., 6.75%, cvt. pfd. ....................................         4,400         138,600
                                                                                                  ----------
    UTILITIES 2.6%
    CMS Energy Trust I, 7.75%, cvt. pfd. .....................................        22,000         759,000
    Utilicorp United Inc., 9.75%, cvt. pfd. ..................................        27,300         607,425
                                                                                                  ----------
                                                                                                   1,366,425
                                                                                                  ----------
    TOTAL CONVERTIBLE PREFERRED STOCKS (COST $1,970,768) .....................                     1,505,025
                                                                                                  ----------

                                                                                    PRINCIPAL
                                                                                    AMOUNT (d)
                                                                                    ----------
    BONDS 64.2%
    COMMERCIAL SERVICES 2.8%
 (c)AmeriServe Food Distribution Inc., senior note, 8.875%, 10/15/06 ...........  $  250,000          31,250
 (c)AmeriServe Food Distribution Inc., senior sub. note, 10.125%, 7/15/07 ......     650,000          35,750
    Fleming Cos. Inc., senior sub. note, B, 10.50%, 12/01/04 ...................     900,000         814,500
    Intertek Finance PLC, senior sub. note, B, 10.25%, 11/01/06 (United Kingdom)     700,000         581,000
                                                                                                  ----------
                                                                                                   1,462,500
                                                                                                  ----------
    CONSUMER NON-DURABLES 1.1%
    Revlon Consumer Products Corp., senior sub. note, 8.625%, 2/01/08 ..........   1,000,000         445,000
    Specialty Retailers Inc., senior note, B, 8.50%, 7/15/05 ...................     500,000         152,500
                                                                                                  ----------
                                                                                                     597,500
                                                                                                  ----------
    CONSUMER SERVICES 12.6%
    AMFM Inc., senior note, 8.00%, 11/01/08 ....................................     500,000         496,250
    AMFM Inc., senior sub. note, B, 8.75%, 6/15/07 .............................     500,000         500,000
    Charter Communications Holdings LLC, senior disc. note, zero cpn. to
      4/01/04, 9.92% thereafter, 4/01/11 .......................................   1,000,000         552,500
    Diamond Holdings PLC, senior note, 9.125%, 2/01/08 (United Kingdom) ........     500,000         480,000
    Fox/Liberty Networks LLC, senior disc. note, zero cpn. to 8/15/02, 9.75%
      thereafter, 8/15/07 ......................................................   1,000,000         805,000
    Horseshoe Gaming Holding Corp., senior sub. note, 8.625%, 5/15/09 ..........   1,000,000         915,000
    LIN Holdings Corp., senior disc. note, zero cpn. to 3/01/03, 10.00%
      thereafter, 3/01/08 ......................................................     850,000         529,125
    Park Place Entertainment, senior sub. note, 144A, 9.375%, 2/15/07 ..........   1,000,000         977,500
    Six Flags Entertainment Corp., senior note, 8.875%, 4/01/06 ................     600,000         561,000
    Telewest Communications PLC, senior disc. note, 144A, zero cpn. to 4/15/04,
      9.25% thereafter, 4/15/09    (United Kingdom) ............................     500,000         292,500
    United Pan-Europe Communications NV, senior disc. note, zero cpn. to
      8/01/04, 12.50% thereafter, 8/01/09    (Netherlands) .....................   1,000,000         500,000
                                                                                                  ----------
                                                                                                   6,608,875
                                                                                                  ----------
    ELECTRONIC TECHNOLOGY .6%
    Celestica International Inc., senior sub. note, 10.50%, 12/31/06 (Canada) ..     325,000         339,625
                                                                                                  ----------
    ENERGY MINERALS 3.9%
    Chesapeake Energy Corp., senior note, B, 9.625%, 5/01/05 ...................     500,000         472,500
    Clark R&M Inc., senior sub. note, 8.875%, 11/15/07 .........................   1,000,000         605,000
    Conproca SA, S.F., senior secured note, 144A, 12.00%, 6/16/10 (Mexico) .....     900,000         978,750
                                                                                                  ----------
                                                                                                   2,056,250
                                                                                                  ----------

FRANKLIN MULTI-INCOME TRUST
STATEMENT OF INVESTMENTS, MARCH 31, 2000 (CONT.)

                                                                                 PRINCIPAL
                                                                                 AMOUNT(d)           VALUE
    BONDS (CONT.)
    HEALTH SERVICES 2.6%
    Abbey Healthcare Group Inc., senior sub. note, 9.50%, 11/01/02 ............  $ 1,000,000     $   967,500
    Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08 ...........      600,000         417,000
                                                                                                 -----------
                                                                                                   1,384,500
                                                                                                 -----------
    INDUSTRIAL SERVICES 3.3%
    Allied Waste North America Inc., senior note, B, 7.875%, 1/01/09 ..........      900,000         724,500
    RBF Finance Co., senior note, 11.375%, 3/15/09 ............................      650,000         689,000
    Universal Compression Inc., senior disc. note, zero cpn. to 2/15/03, 9.875%
      thereafter, 2/15/08 .....................................................      500,000         297,500
                                                                                                 -----------
                                                                                                   1,711,000
                                                                                                 -----------
    NON-ENERGY MINERALS 1.4%
    LTV Corp., senior note, 8.20%, 9/15/07 ....................................      900,000         753,750
                                                                                                 -----------
    PROCESS INDUSTRIES 7.0%
    Anchor Glass, first mortgage, 11.25%, 4/01/05 .............................    1,000,000         725,000
    Consolidated Container Co. LLC, senior sub. note, 10.125%, 7/15/09 ........    1,000,000         977,500
    Graham Packaging Co., senior disc. note, B, zero cpn. to 1/15/03, 10.75%
      thereafter, 1/15/09 .....................................................      200,000         113,000
    Graham Packaging Co., senior sub. note, B, 8.75%, 1/15/08 .................      200,000         163,000
    Huntsman ICI Chemicals LLC, senior disc. note, zero cpn., 12/31/09 ........    2,000,000         610,000
    Lyondell Chemical Co., 9.875%, 5/01/07 ....................................      300,000         285,000
    Pindo Deli Finance Mauritius Ltd., senior note, 10.25%, 10/01/02 (Indonesia)   1,000,000         822,500
                                                                                                 -----------
                                                                                                   3,696,000
                                                                                                 -----------
    PRODUCER MANUFACTURING 5.1%
    Advanced Accessory Systems, senior sub. note, B, 9.75%, 10/01/07 ..........      500,000         435,000
    Aetna Industries Inc., senior note, 11.875%, 10/01/06 .....................    1,000,000         910,000
    Derlan Industries Ltd., senior note, 10.00%, 1/15/07 (Canada) .............      291,000         284,453
    Nortek Inc., 8.875%, 8/01/08 ..............................................      250,000         225,000
    Nortek Inc., senior note, B, 9.125%, 9/01/07 ..............................      500,000         460,000
    Oshkosh Truck Corp., senior sub. note, 8.75%, 3/01/08 .....................      400,000         382,000
                                                                                                 -----------
                                                                                                   2,696,453
                                                                                                 -----------
    TELECOMMUNICATIONS 19.8%
    Crown Castle International Corp., senior disc. note, zero cpn. to 8/01/04,
      11.25% thereafter, 8/01/11 ..............................................    1,000,000         585,000
    Dobson/Sygnet Communications Co., senior note, 12.25%, 12/15/08 ...........    1,000,000       1,032,500
    Intermedia Communications Inc., senior disc. note, B, zero cpn. to 7/15/02,
      11.25% thereafter, 7/15/07 ..............................................    1,250,000       1,000,000
    Level 3 Communications Inc., senior note, 9.125%, 5/01/08 .................    1,000,000         867,500
    Loral Space and Communications Ltd., senior disc. note, zero cpn. to
      1/15/02, 12.50% thereafter, 1/15/07 .....................................    1,000,000         465,000
    Metrocall Inc., senior sub. note, 11.00%, 9/15/08 .........................    1,000,000         815,000
    Millicom International Cellular SA, senior disc. note, zero cpn. to 6/01/01,
      13.50% thereafter, 6/01/06 (Luxembourg) .................................    1,500,000       1,252,500
    Nextel Communications Inc., senior note, 9.375%, 11/15/09 .................    1,000,000         922,500
    Nextel Partners Inc., senior sub. note, 144A, 11.00%, 3/15/10 .............      300,000         289,500
    NEXTLINK Communications Inc., senior note, 9.625%, 10/01/07 ...............      500,000         475,000
    NEXTLINK Communications Inc., senior note, 9.00%, 3/15/08 .................      500,000         461,250
    PSINet Inc., senior note, 11.00%, 8/01/09 .................................      750,000         735,000
    Voicestream Wireless Corp., senior note, 144A, 10.375%, 11/15/09 ..........      500,000         500,000
    Williams Communications Group Inc., senior note, 10.875%, 10/01/09 ........    1,000,000         985,000
                                                                                                 -----------
                                                                                                  10,385,750
                                                                                                 -----------

FRANKLIN MULTI-INCOME TRUST
Statement of Investments, March 31, 2000 (cont.)



                                                                                  PRINCIPAL
                                                                                  AMOUNT(d)              VALUE
    BONDS (CONT.)
    TRANSPORTATION 1.0%
    American Commercial Lines LLC, senior note, 10.25%, 6/30/08 .............    $    600,000       $    501,000
                                                                                                    ------------
    UTILITIES 3.0%
    AES Corp., senior note, 9.50%, 6/01/09 ..................................         750,000            720,000
    ESCOM, E168, 11.00%, 6/01/08 (South Africa) .............................       2,175,000 ZAR        276,652
    Niagara Mohawk Power Corp., senior note, G, 7.75%, 10/01/08 .............         600,000            589,628
                                                                                                    ------------
                                                                                                       1,586,280
                                                                                                    ------------
    TOTAL BONDS (COST $38,469,423) ..........................................                         33,779,483
                                                                                                    ------------
    CONVERTIBLE BONDS 2.3%
    ELECTRONIC TECHNOLOGY 1.1%
    Amkor Technology Inc., cvt., 144A, 5.00%, 3/15/07 .......................         500,000            556,875
                                                                                                    ------------
    HEALTH SERVICES .7%
    Omnicare Inc., cvt. sub. deb., 5.00%, 12/01/07 ..........................         500,000            369,115
                                                                                                    ------------
    TELECOMMUNICATIONS .5%
    Global Telesystems Group Inc., cvt., 5.75%, 7/01/10 .....................         300,000            259,500
                                                                                                    ------------
    TOTAL CONVERTIBLE BONDS (COST $1,276,092) ...............................                          1,185,490
                                                                                                    ------------
 (b)REPURCHASE AGREEMENT 2.4%
    Joint Repurchase Agreement, 6.081%, 4/03/00 (Maturity Value $1,270,333)
     (COST $1,269,690) ......................................................       1,269,690          1,269,690
     Banc of America Securities LLC
     Barclays Capital Inc.
     Bear, Stearns & Co. Inc.
     Chase Securities Inc.
     Donaldson, Lufkin & Jenrette Securities Corp.
     Dresdner Kleinwort Benson, North America LLC
     Goldman, Sachs & Co.
     Lehman Brothers Inc.
     Nesbitt Burns Securities Inc.
     Paribas Corp.
     Societe Generale
     Warburg Dillon Read LLC
       Collateralized by U.S. Treasury Bills and Notes
                                                                                                    ------------
    TOTAL INVESTMENTS (COST $68,730,628) 128.8% .............................                         67,696,630
    OTHER ASSETS, LESS LIABILITIES (28.8)% ..................................                        (15,138,018)
                                                                                                    ------------
    NET ASSETS 100.0% .......................................................                       $ 52,558,612
                                                                                                    ============

 CURRENCY ABBREVIATION:
 ZAR - South African Rand

(a) Non-income producing.

(b) Investment is through participation in a joint account with other funds managed by the investment advisor. At March 31, 2000, all repurchase agreements had been entered into on that date.

(c) See Note 7 regarding defaulted securities.

(d) The principal amount is stated in U.S. dollars unless otherwise indicated.

                       See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2000


Assets:
 Investments in securities:
  Cost .............................................................       $ 68,730,628
                                                                           ============
  Value ............................................................         67,696,630
 Receivables:
  Investment securities sold .......................................            210,509
  Dividends and interest ...........................................          1,022,482
Note issuance costs (Note 3) .......................................             85,620
                                                                           ------------
    Total assets ...................................................         69,015,241
                                                                           ------------
Liabilities:
 Payables:
Affiliates .........................................................             48,604
Notes (Note 3) .....................................................         16,000,000
Accrued interest (Note 3) ..........................................             48,000
 Distributions to shareholders .....................................            328,026
 Other liabilities .................................................             31,999
                                                                           ------------
    Total liabilities ..............................................         16,456,629
                                                                           ------------
    Net assets, at value ...........................................       $ 52,558,612
                                                                           ============
Net assets consist of:
 Accumulated distributions in excess of net investment income ......       $   (134,370)
 Net unrealized depreciation .......................................         (1,034,560)
 Accumulated net realized loss .....................................            (62,572)
 Capital shares ....................................................         53,790,114
                                                                           ------------
Net assets, at value ...............................................       $ 52,558,612
                                                                           ============
Net asset value per share (52,558,612 divided by 5,857,600 shares
  outstanding)                                                             $       8.97
                                                                           ============

                       See notes to financial statements.
FRANKLIN MULTI-INCOME TRUST
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2000

Investment income:
 Dividends .........................................................         $ 1,717,467
 Interest ..........................................................           4,377,502
                                                                             -----------
Total investment income ............................................           6,094,969
                                                                             -----------
Expenses:
 Management fees (Note 4) ..........................................             623,691
 Transfer agent fees ...............................................              24,969
 Custodian fees ....................................................                 942
 Reports to shareholders ...........................................              31,875
 Professional fees .................................................              38,304
 Trustees' fees and expenses .......................................               4,266
 Amortization of note issuance costs (Note 3) ......................              23,575
 Other .............................................................              27,528
                                                                             -----------
    Expenses before interest expense ...............................             775,150
    Interest expense (Note 3) ......................................           1,116,000
                                                                             -----------
    Total expenses .................................................           1,891,150
                                                                             -----------
    Net investment income ..........................................           4,203,819
                                                                             -----------
Realized and unrealized losses:
 Net realized loss from:
  Investments ......................................................             (64,723)
  Foreign currency transactions ....................................                (836)
                                                                             -----------
    Net realized loss ..............................................             (65,559)
Net unrealized depreciation on:
  Investments ......................................................          (4,869,724)
  Translation of assets and liabilities denominated in foreign
   currencies ......................................................                (261)
                                                                             -----------
    Net unrealized depreciation ....................................          (4,869,985)
                                                                             -----------
Net realized and unrealized loss ...................................          (4,935,544)
                                                                             -----------
Net decrease in net assets resulting from operations ...............         $  (731,725)
                                                                             ===========

                       See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
Financial Statements (continued)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 2000 AND 1999

                                                                                          2000              1999
                                                                                          ----              ----
Increase (decrease) in net assets:
 Operations:
   Net investment income ........................................................     $ 4,203,819        $ 4,451,696
   Net realized gain (loss) from investments and foreign currency
     transactions ...............................................................         (65,559)         1,446,657
   Net unrealized depreciation on investments and translation of assets and
     liabilities denominated in foreign currencies ..............................      (4,869,985)       (11,408,915)
                                                                                     -------------     --------------
      Net decrease in net assets resulting from operations ......................        (731,725)        (5,510,562)
Distributions to shareholders from:
  Net investment income .........................................................      (4,123,750)        (4,451,432)
  In excess of net investment income ............................................              --            (47,205)
  Net realized gains ............................................................      (1,412,853)        (1,353,691)
                                                                                     ------------      -------------
Total distributions to shareholders .............................................      (5,536,603)        (5,852,328)
                                                                                     ------------      -------------
    Net decrease in net assets ..................................................      (6,268,328)       (11,362,890)
Net assets:
 Beginning of year ..............................................................      58,826,940         70,189,830
                                                                                     ------------      -------------
 End of year ....................................................................    $ 52,558,612       $ 58,826,940
                                                                                     ============      =============
Accumulated distributions in excess of net investment income included in net assets:
 End of year ....................................................................    $   (134,370)      $   (218,928)
                                                                                     ============       ============

                       See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
Financial Statements (continued)

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED MARCH 31, 2000

Cash flow from operating activities:
 Dividends and interest received ...........................................       $   5,096,124
 Operating expenses paid ...................................................            (888,627)
 Interest expense paid .....................................................          (1,116,000)
                                                                                   -------------
   Cash provided - operations ..............................................           3,091,497
                                                                                   =============
Cash flow from investing activities:
 Investment purchases ......................................................        (400,600,122)
 Investment sales and maturities ...........................................         403,092,088
                                                                                   -------------
   Cash provided - investments .............................................           2,491,966
                                                                                   =============
Cash flow from financing activities:
 Issuance of notes .........................................................          16,000,000
 Defeasance of notes (Note 3) ..............................................         (16,000,000)
 Distributions to shareholders .............................................          (5,583,463)
                                                                                   -------------
  Cash used - financing ....................................................          (5,583,463)
                                                                                   =============
Net change in cash .........................................................                  --
Cash at beginning of year ..................................................                  --
                                                                                   -------------
Cash at end of year ........................................................       $          --
                                                                                   =============
RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH PROVIDED BY OPERATIONS FOR
THE YEAR ENDED MARCH 31, 2000

Net investment income ......................................................       $   4,203,819
 Amortization income .......................................................          (1,045,719)
 Amortization of note issuance costs .......................................              23,575
 Note issuance costs paid ..................................................             (96,069)
 Decrease in dividends and interest receivable .............................              46,874
 Decrease in other liabilities .............................................             (40,983)
                                                                                   -------------
Cash provided - operations .................................................       $   3,091,497
                                                                                   =============

                       See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Multi-Income Trust (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end investment company. The Fund has two classes of securities: senior fixed-rate notes (the Notes) and shares of beneficial interest (the Shares). The Fund seeks high current income. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN MULTI-INCOME TRUST
Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2000, there were an unlimited number of shares authorized ($0.01 par value). During the year ended March 31, 2000, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.


3. SENIOR FIXED-RATE NOTES

On August 16, 1999, the Fund issued $16 million principal amount of a new class of five-year senior notes (the Notes). The Notes are general unsecured obligations of the Fund and rank senior to Trust shares and all existing or future unsecured indebtedness of the Fund. The proceeds of the Notes were used to defease previously issued notes that matured on September 15, 1999.

The Notes bear interest, payable semi-annually, at the rate of 6.75% per year, to maturity on September 15, 2004. The Notes were issued in a private placement, and are not available for resale; therefore, no market value can be obtained for the Notes. The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established by Standard & Poor's Corporation, and is required to maintain asset coverage for the Notes of at least 300%. The Fund has met these requirements during the year ended March 31, 2000.

The issuance costs of $96,069 incurred by the Fund are deferred and amortized on a straight line basis over the term of the Notes.

4. TRANSACTION WITH AFFILIATES

Certain officers and trustees of the Fund are also officers or directors of Franklin Advisers, Inc. (Advisers) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to Advisers of .85% per year of the average weekly net assets of the Fund excluding the principal amount of the Notes.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

Included in professional fees are legal fees of $21,034 that were paid to a law firm in which a partner is an officer of the Fund.

5. INCOME TAXES

At March 31, 2000, the Fund had tax basis capital losses of $62,572 which may be carried over to offset future capital gains. Such losses expire in 2008.

At March 31, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes of $68,730,628 was as follows:

      Unrealized appreciation             $ 7,346,931
      Unrealized depreciation              (8,380,929)
                                          -----------
      Net unrealized depreciation         $(1,033,998)
                                          ===========
FRANKLIN MULTI-INCOME TRUST
Notes to Financial Statements (continued)

5. INCOME TAXES (CONT.)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and foreign currency transactions.

Net realized capital losses differ for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

At March 31, 2000, the Fund has deferred currency losses occurring subsequent to October 31, 1999 of $285. For tax purposes, such losses will be reflected in the year ending March 31, 2001.


6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 2000 aggregated $21,730,329 and $23,906,204, respectively.


7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 63.4% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At March 31, 2000, the Fund held two defaulted securities with a value aggregating $67,000 representing .1% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

The Fund has investments in excess of 10% of its total net assets in the Consumer Services and Telecommunications industries. Such concentration may subject the Fund more significantly to economic changes occurring within those industries.

FRANKLIN MULTI-INCOME TRUST
Independent Auditors' Report


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
OF FRANKLIN MULTI-INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, cash flows, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Multi-Income Trust (the "Fund") at March 31, 2000, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
May 4, 2000

FRANKLIN MULTI-INCOME TRUST
Tax Designation

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 31.24% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended March 31, 2000.